Exhibit 10.2

INCREASED COMMITMENT SUPPLEMENT

This INCREASED COMMITMENT SUPPLEMENT (this “Supplement”) is dated as of July 12, 2007 (the “Supplement Effective Date”), and entered into by and among TransMontaigne Operating Company L.P., a Delaware limited partnership (the “Borrower”), each of the other financial institutions which is a signatory hereto (the “Lenders”), Wachovia Bank, National Association, as administrative agent for itself and the Lenders (in such capacity, together with its successors in such capacity, the “Agent”), and is made with reference to that certain Amended and Restated Senior Secured Credit Facility dated as of December 22, 2006, as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Facility dated as of the date hereof (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, certain lenders, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.2(c)(ii) of the Credit Agreement, the Borrower, the Agent, and the Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Credit Commitments;

WHEREAS, each Lender party hereto and already a party to the Credit Agreement wishes to increase its Revolving Credit Commitment; and

WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                            Increase in Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender severally agrees that its Revolving Credit Commitment shall be increased to the amount set forth on the books and records maintained by Agent as determined by Agent based on the commitment letters from the Lenders received by Agent on or about June 15, 2007.

Section 2.                                            Conditions to Effectiveness. This Supplement shall be effective upon the satisfaction or waiver by the Agent in its reasonable discretion, of the following conditions precedent:

(1)                                  Executed Supplement and First Amendment to Credit Agreement.  Receipt by the Agent of duly executed counterparts of (a) this Supplement by the Borrower and each Lender which is increasing its Revolving Credit Commitment hereunder and (b) the First Amendment to Amended and Restated Senior Secured Credit Facility by and among the Borrower, Agent, and Required Lenders.

(2)                                  Officer’s Certificates.  Receipt by the Agent of a certificate or certificates of Partners executed by an Executive Officer as of the Supplement Effective Date, stating that (A) no Default or Event of Default exists or will exist (as a result of the execution and delivery of this Supplement), (B) all representations and warranties contained herein and in the other Credit Documents are, and will remain through the Supplement Effective Date to be, true and correct in all material respects, and (C) each of the conditions set forth in this Section 2 has been satisfied.

(3)                                  Organizational Documents.  Receipt by the Agent of the following:

(i)                                     Charter Documents.  Copies of the Partners’ Partnership Agreement and articles or certificates of incorporation, limited partnership, or other formation or charter documents of each Credit Party, General Partner, and Operating GP, in each case certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization and certified by an applicable secretary, assistant secretary, manager, general partner, or other Person acceptable to Agent to be true and correct as of the Supplement Effective Date.

(ii)                                  Bylaws or Similar Documents.  A copy of the bylaws, limited partnership agreement, operating agreement, or similar agreement of each Credit Party, General Partner, and Operating GP, in each case certified by a secretary, assistant secretary, manager, general partner, or other Person acceptable to Agent to be true and correct as of the Supplement Effective Date.

(iii)                               Resolutions.  Copies of resolutions of the Board of Directors, managers, members, or similar managing body of each Credit Party, General Partner, and Operating GP approving and adopting the Credit Documents to which it is a party or which it will execute on behalf of another party, the transactions contemplated therein and authorizing execution and delivery thereof, in each case certified by a secretary, assistant secretary, manager, general partner, or other Person acceptable to Agent to be true and correct and in force and effect as of the Supplement Effective Date.

(iv)                              Good Standing.  Copies of certificates of good standing, existence or its equivalent with respect to each Credit Party, General Partner, and Operating GP certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization.

(4)                                  Opinions of Counsel.  Receipt by the Agent of an opinion, or opinions (which shall cover, among other things, authority, legality, validity, binding effect, no conflicts with organization documents or other agreements, and enforceability) reasonably satisfactory to the Agent, addressed to the Agent and the Lenders and dated the Supplement Effective Date, from legal counsel to the Credit Parties.

(5)                                  Fees and Expenses.  Payment by the Borrower of all expenses owed by the Borrower to the Agent, including the reasonable fees and expenses of Agent’s counsel.

(6)                                  Consent and Reaffirmation of Guarantors.  Receipt by the Agent of duly executed counterparts of the Consent and Reaffirmation of the Guarantors, at the end hereof, executed and delivered by the Guarantors.

(7)                                  Lender Reallocation Agreement.  If deemed reasonably necessary by Agent, receipt by the Agent of duly executed counterparts of an agreement by each Lender providing for the purchase and sale of Revolving Loans in an amount necessary to place the aggregate outstanding amount of such Lender’s Revolving Loans in proportion to its Revolving Credit Commitment Percentage.

(8)                                  Other.  Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender increasing its Revolving Credit Commitment hereunder.

Section 3.                                            Real Property Collateral.  On or before September 12, 2007, or at such later time as determined by the Agent in its sole discretion, the Borrower shall deliver to the Agent (i) executed amendments to existing Mortgages reflecting the increased Revolving Credit Commitments,  (ii) endorsements to existing title policies covering the real property subject to such Mortgages, to the extent the Agent requires such endorsement to any particular policy, (iii) evidence that any and all Taxes with respect to the filing of such amendments, if any, have been paid, (iv) local opinions of counsel with respect to such amendments, and (v) such other documents, instruments, agreements or information as reasonably requested by the Agent in connection therewith, all of which shall be in form and substance satisfactory to the Agent in its reasonable discretion.

Section 4.                                            Eurodollar Loans.   To the extent any Eurodollar Loans are outstanding as of the Supplement Effective Date, Borrower agrees to indemnify the Lenders as provided in Section 4.10 of the Credit Agreement.

Section 5.                                            Representations and Warranties.  To induce the Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Lender that (a) the representations and warranties of the Borrower contained in the Credit Agreement and the other Credit Documents are and will be true, correct, and complete in all material respects on and as of the Supplement Effective Date, to the same extent as though made on and as of that date and for that purpose, this Supplement shall be deemed to be a Credit Document, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default or Event of Default. Not in limitation of the foregoing, the Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Supplement and all other documents executed and/or delivered in connection herewith.  In this regard, for purposes of this Section, each and every reference to Closing Date in Article VI of the Credit Agreement shall be deemed a reference to the Supplement Effective Date.  The Borrower shall update each schedule to the Credit Agreement and each other Credit Document to the extent necessary to make any representation and warranty with respect thereto in the Credit Agreement or other Credit Document true and correct as of the date hereof by attaching such updated schedule hereto, which updated schedule will replace the corresponding schedule to the Credit Agreement or other applicable Credit Document as of the date hereof.

Section 6.                                            Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby and the other Credit Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.  Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the “Agreement” or “Credit Agreement” shall mean a reference to the “Agreement” or “Credit Agreement” as supplemented hereby.

Section 7.                                            Applicable Law.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.  This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

Section 8.                                            Counterparts, Effectiveness.  This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document, and each of the parties hereto acknowledges that only the Agent shall receive and maintain a fully executed copy of this Supplement. This Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent, and the Lenders.

Section 9.                                            ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE BORROWER, THE AGENT AND THE LENDERS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED

COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS THEY MAY LATER AGREE IN WRITING TO MODIFY IT.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TRANSMONTAIGNE OPERATING COMPANY
L.P.

By:	TransMontaigne Operating GP L.L.C., its sole
general partner

	By:	/s/ Frederick W. Boutin
Name: Frederick W. Boutin
Title: Senior Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION, as
Agent and a Lender

By:	/s/ illegible
Name:
Title:

BANK OF AMERICA, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

BNP PARIBAS,
as a Documentation Agent and a Lender

By:	/s/ Prisca Owens
	Name:	Prisca Owens
	Title:	Director

By:	/s/ Andrew Stratos
	Name:	Andrew Stratos
	Title:	Vice President

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Emanuel Chesneau
Name:	Emanuel Chesneau
Title:	Managing Director

By:	/s/ Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Sushim Shah
	Name:	Sushim Shah
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Vice President

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc.,
as a Lender

By:	/s/ Gregory B. Hanson
	Name:	Gregory B. Hanson
	Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chris R. Peterson
	Name:	Chris R. Peterson
	Title:	Banking Officer

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ Cahal Carmody
	Name:	Cahal Carmody
	Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ David Edge
	Name:	David Edge
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Matthew J. Purchase
	Name:	Matthew J. Purchase
	Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Stephen Monto
	Name:	Stephen Monto
	Title:	Vice President

NATIXIS, as a Lender

By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Michael A. Ward
	Name:	Michael A. Ward
	Title:	Syndications Region Manager

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Increased Commitment Supplement (the “Supplement”), (ii) consents to the execution and delivery of the Supplement by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Full Recourse Guaranty Agreement dated as of May 27, 2005, or the certain Limited Recourse Guaranty Agreement dated as of December 29, 2006, as applicable, executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Supplement.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

July 12, 2007:

FULL RECOURSE GUARANTORS:

COASTAL TERMINALS L.L.C., a Delaware limited liability company

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer

RAZORBACK L.L.C., a Delaware limited liability company

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer

TPSI TERMINALS L.L.C., a Delaware limited liability company

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer

TLP FINANCE CORP., a Delaware corporation

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer

TLP OPERATING FINANCE CORP., a Delaware corporation

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer

LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C., its sole general partner

By:	/s/ Randall J. Larson
Name:	Randall J. Larson
Title:	President and Chief Operating Officer